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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)
                                 October 5, 2005

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                               CHINA FINANCE, INC.
               (Exact name of registrant as specified in charter)

                                      Utah
         (State or other Jurisdiction of Incorporation or Organization)

        333-46114                                            87-0650976
 (Commission File Number)                                  (IRS Employer
                                                         Identification No.)

                          111 Pavonia Avenue, Suite 615
                          Jersey City, New Jersey 07310
              (Address of Principal Executive Offices and zip code)

                                 (201) 216-0880
                             (Registrant's telephone
                          number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Forward-Looking Statements

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement.

      See item 8.01.

Item 8.01 Other Events.

      As of October 5, 2005, China Finance, Inc. (the "Company") has sold all of the shares of common stock of China Digital Communication Group ("CHID") owned by its wholly-owned subsidiary, Value Global International Ltd ("Value Global"). Between August 24, 2005 and August 30, 2005, Value Global sold 959,508 freely tradable shares of CHID through its brokerage account with GunnAllen Financial. On October 5, 2005, the Company entered in a Stock Sales Agreement (the "Stock Sales Agreement") with Galaxy View International Ltd. (the "Buyer"), pursuant to which the Company sold 1,222,065 restricted shares of CHID to Galaxy View International Ltd.

      Under the terms of the Stock Sales Agreement, the Buyer purchased the 1,222,065 restricted shares of CHID at a 5% discount from the closing high bid price for CHID common stock as of October 5, 2005, for an aggregate consideration of $580,480.87, to be paid as follows: $290,240.43 is payable on or before December 31, 2005, and the remainder is payable on or before March 31, 2006. Any taxes applicable to the sale will be paid by the party responsible for such taxes under applicable law or split by both parties if the responsible party is not provided for under applicable law. The sale is exempt from registration under the Securities Act of 1933, as amended, by reason of the so-called "Section 4(1-1/2) exemption.
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      The Company acquired Value Global and its subsidiary, Shiji Ruicheng
Guarantee and Investment Ltd. ("Shiji Ruicheng"), on October 8, 2004. Shiji Ruicheng closed its first surety guarantee transaction whereby Value Global received as its fee certain shares of the common stock of CHID. As both Value Global and Shiji Ruicheng are wholly owned subsidiaries of the Company, the Company might have been deemed an "investment company" pursuant to Section 3(a)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). Since October 8, 2004, the Company relied on Rule 3a-2 under the 1940 Act for exemption from Section 3(a)(1) of the 1940 Act.

      The Company believes that with the disposition of all of the shares of common stock of CHID which Value Global owned, it no longer falls under the definition of an "investment company" pursuant to Section 3(a)(1) of the 1940 Act.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA FINANCE, INC.

Date:  October ____, 2005              By: /s/  Zhiyong Xu
                                           -------------------------------------
                                           Name:  Zhiyong Xu
                                           Title: Chairman and Chief Executive
                                                  Officer